Exhibit 99.1

PRESS RELEASE

February 21, 2006

Blackhawk to restate financial statements

New York. Blackhawk Capital Group BDC, Inc. is a business development company registered under the Investment Company Act of 1940, as amended, with the SEC. Blackhawk's financial statements filed with the SEC contain technical errors. The Company is working with the SEC to bring its financial statements into compliance with the Investment Company Act of 1940, Regulation S-X and GAAP. Contact: Blackhawk Capital Group BDC, Inc. Craig A. Zabala (212) 566-8300.